ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated June 20, 2014
 to the Prospectus dated April 28, 2014

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The barchart on page 92 of the prospectus, reflecting performance for the AZL® S&P 500 Index Fund (Class 2), is replaced with the following:

AZLPRO-001-0414